EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement

Financial Information
as of June 30, 2021

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch Capital”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital.

Contacts
Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2020 is derived from or agrees to audited financial information. During the 2021 first quarter, the Company changed its presentation of ‘income (loss) from operating affiliates’ on its consolidated statements of income for all periods presented to reclass such item from ‘other income (loss)’. The Company also changed its presentation of ‘investment in operating affiliates’ on its consolidated balance sheet for all periods presented to reclass such item from ‘other assets’. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire common equity and a warrant to purchase additional common equity of Watford Holdings Ltd. In accordance with GAAP, the Company consolidates the results of Watford Holdings Ltd. (“Watford”) in its financial statements, although it only owned approximately 10% of Watford’s outstanding common equity at June 30, 2021. Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford. As such, 100% of the results of Watford are included in the Company’s consolidated financial statements. The portion of Watford’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; changes in the method for determining the London Inter-bank Offered Rate (“LIBOR”) and the potential replacement of LIBOR and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2021	2020	Change	2021	2020	Change
Underwriting results:
Gross premiums written	$3,117,505	$2,206,410	41.3%	$6,394,798	$4,904,947	30.4%
Net premiums written	2,224,133	1,562,455	42.3%	4,553,279	3,513,001	29.6%
Net premiums earned	1,936,672	1,533,819	26.3%	3,737,363	3,138,224	19.1%
Underwriting income (loss) (2)	395,387	(13,410)	n/m	594,384	146,650	305.3%

Loss ratio	52.6%	73.4%	(20.8)	56.3%	67.9%	(11.6)
Acquisition expense ratio	15.5%	15.1%	0.4	15.4%	14.6%	0.8
Other operating expense ratio	11.7%	12.7%	(1.0)	12.7%	13.3%	(0.6)
Combined ratio	79.8%	101.2%	(21.4)	84.4%	95.8%	(11.4)

Net investment income	$89,430	$101,031	(11.5)%	$168,159	$214,059	(21.4)%
Per diluted share	$0.22	$0.25	(12.0)%	$0.41	$0.52	(21.2)%

Net income available to Arch common shareholders	$663,820	$288,418	130.2%	$1,091,573	$422,132	158.6%
Per diluted share	$1.63	$0.71	129.6%	$2.68	$1.03	160.2%

After-tax operating income available to Arch common shareholders (2)	$407,216	$16,614	2,351.0%	$646,985	$206,370	213.5%
Per diluted share	$1.00	$0.04	2,400.0%	$1.59	$0.50	218.0%

Comprehensive income (loss) available to Arch	$699,705	$626,366	11.7%	$854,794	$580,336	47.3%

Net cash provided by operating activities	$809,790	$648,427	24.9%	$1,565,718	$1,234,383	26.8%

Weighted average common shares and common share equivalents outstanding — diluted	406,485,994	408,119,681	(0.4)%	407,687,680	411,005,591	(0.8)%

Financial measures:
Change in book value per common share during period	4.8%	5.8%	(1.0)	5.6%	4.5%	1.1

Annualized return on average common equity	21.2%	10.6%	10.6	17.4%	7.7%	9.7
Annualized operating return on average common equity (2)	13.0%	0.6%	12.4	10.3%	3.8%	6.5

Total return on investments (3)	1.58%	3.72%	-214 bps	1.39%	2.82%	-143 bps

(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(3)Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
Revenues
Net premiums earned	$2,120,909	$1,948,422	$1,811,045	$1,771,092	$1,665,354	$4,069,331	$3,409,798
Net investment income	111,613	98,856	114,458	128,512	131,485	210,469	276,638
Net realized gains (losses)	202,907	142,461	353,333	280,499	556,588	345,368	189,628
Other underwriting income	5,529	6,110	7,852	5,413	6,667	11,639	13,519
Equity in net income (loss) of investment funds accounted for using the equity method	122,186	71,686	89,286	126,735	(65,119)	193,872	(69,328)
Other income (loss)	6,852	(1,741)	(36)	—	33	5,111	65
Total revenues	2,569,996	2,265,794	2,375,938	2,312,251	2,295,008	4,835,790	3,820,320

Expenses
Losses and loss adjustment expenses	(1,159,831)	(1,203,100)	(1,127,385)	(1,216,273)	(1,230,522)	(2,362,931)	(2,345,941)
Acquisition expenses	(335,143)	(304,481)	(254,828)	(247,942)	(254,789)	(639,624)	(502,072)
Other operating expenses	(244,943)	(261,033)	(215,697)	(215,686)	(209,249)	(505,976)	(443,793)
Corporate expenses	(15,951)	(25,384)	(25,335)	(17,937)	(17,920)	(41,335)	(38,716)
Amortization of intangible assets	(15,286)	(14,402)	(19,196)	(16,715)	(16,489)	(29,688)	(33,120)
Interest expense	(35,700)	(38,346)	(38,419)	(41,343)	(31,139)	(74,046)	(63,694)
Net foreign exchange gains (losses)	(17,775)	20,063	(72,209)	(44,885)	(39,211)	2,288	33,460
Total expenses	(1,824,629)	(1,826,683)	(1,753,069)	(1,800,781)	(1,799,319)	(3,651,312)	(3,393,876)

Income (loss) before income taxes and income (loss) from operating affiliates	745,367	439,111	622,869	511,470	495,689	1,184,478	426,444
Income tax expense	(51,179)	(38,860)	(34,059)	(23,707)	(26,127)	(90,039)	(54,072)
Income (loss) from operating affiliates	24,476	75,457	10,504	919	(3,173)	99,933	5,343
Net income (loss)	718,664	475,708	599,314	488,682	466,389	1,194,372	377,715
Net (income) loss attributable to noncontrolling interests	(43,178)	(37,552)	(55,770)	(69,643)	(167,568)	(80,730)	65,223
Net income (loss) attributable to Arch	675,486	438,156	543,544	419,039	298,821	1,113,642	442,938
Preferred dividends	(11,666)	(10,403)	(10,403)	(10,403)	(10,403)	(22,069)	(20,806)
Net income (loss) available to Arch common shareholders	$663,820	$427,753	$533,141	$408,636	$288,418	$1,091,573	$422,132

Comprehensive income (loss) available to Arch	$699,705	$155,089	$646,082	$455,907	$626,366	$854,794	$580,336

Net income (loss) per common share and common share equivalent
Basic	$1.67	$1.07	$1.32	$1.01	$0.72	$2.73	$1.05
Diluted	$1.63	$1.05	$1.30	$1.00	$0.71	$2.68	$1.03

Weighted average common shares and common share equivalents outstanding
Basic	397,743,402	400,807,895	403,005,335	402,850,485	402,503,687	399,267,183	403,197,924
Diluted	406,485,994	409,223,253	410,281,852	409,194,657	408,119,681	407,687,680	411,005,591

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Assets
Investments:
Fixed maturities available for sale, at fair value	$18,073,779	$18,723,035	$18,717,825	$18,452,888	$17,207,731
Short-term investments available for sale, at fair value	2,248,613	1,269,631	1,924,922	2,039,097	2,277,866
Collateral received under securities lending, at fair value	172,116	143,894	301,096	64,259	473,790
Equity securities, at fair value	1,693,552	1,532,906	1,444,830	1,502,015	1,257,317
Other investments	4,571,497	4,435,354	4,324,796	3,749,575	3,520,771
Investments accounted for using the equity method	2,539,124	2,256,327	2,047,889	1,883,702	1,727,302
Total investments	29,298,681	28,361,147	28,761,358	27,691,536	26,464,777
Cash	1,234,059	941,951	906,448	976,398	854,259
Accrued investment income	96,546	101,108	103,299	106,940	102,064
Securities pledged under securities lending, at fair value	168,548	140,949	294,912	62,749	464,503
Investment in operating affiliates	731,810	739,783	129,291	115,411	111,175
Premiums receivable	2,866,578	2,618,175	2,064,586	2,225,311	2,203,753
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	4,314,515	4,041,076	4,500,802	4,621,937	4,363,507
Contractholder receivables	1,882,948	1,919,655	1,986,924	2,185,614	2,179,124
Ceded unearned premiums	1,541,093	1,406,489	1,234,075	1,450,200	1,364,603
Deferred acquisition costs	1,013,657	919,740	790,708	750,901	714,531
Receivable for securities sold	309,234	199,424	92,743	158,674	167,281
Goodwill and intangible assets	667,153	679,509	692,863	713,777	688,490
Other assets	2,357,064	2,135,261	1,724,288	1,656,587	1,521,581
Total assets	$46,481,886	$44,204,267	$43,282,297	$42,716,035	$41,199,648

Liabilities
Reserve for losses and loss adjustment expenses	$17,196,648	$16,443,952	$16,513,929	$15,900,526	$15,044,874
Unearned premiums	6,011,369	5,549,127	4,838,965	5,062,052	4,827,445
Reinsurance balances payable	1,079,106	919,125	683,263	873,067	793,467
Contractholder payables	1,887,418	1,925,508	1,995,562	2,191,515	2,185,414
Collateral held for insured obligations	235,618	222,245	215,581	221,957	208,449
Senior notes	2,861,728	2,861,417	2,861,113	2,860,811	2,860,733
Revolving credit agreement borrowings	155,687	155,687	155,687	210,687	335,587
Securities lending payable	172,109	143,886	301,089	64,251	473,783
Payable for securities purchased	586,881	386,453	218,779	382,236	275,257
Other liabilities	1,332,843	1,565,861	1,510,888	1,681,181	1,467,739
Total liabilities	31,519,407	30,173,261	29,294,856	29,448,283	28,472,748

Redeemable noncontrolling interests	57,533	57,670	58,548	57,835	55,986

Shareholders’ equity
Non-cumulative preferred shares	1,280,000	780,000	780,000	780,000	780,000
Common shares	647	645	643	642	642
Additional paid-in capital	2,028,919	2,014,741	1,977,794	1,950,782	1,935,514
Retained earnings	13,454,036	12,790,216	12,362,463	11,829,322	11,420,686
Accumulated other comprehensive income (loss), net of deferred income tax	230,048	205,827	488,895	386,357	349,488
Common shares held in treasury, at cost	(3,007,578)	(2,694,957)	(2,503,909)	(2,495,106)	(2,494,505)
Total shareholders’ equity available to Arch	13,986,072	13,096,472	13,105,886	12,451,997	11,991,825
Non-redeemable noncontrolling interests	918,874	876,864	823,007	757,920	679,089
Total shareholders’ equity	14,904,946	13,973,336	13,928,893	13,209,917	12,670,914
Total liabilities, noncontrolling interests and shareholders’ equity	$46,481,886	$44,204,267	$43,282,297	$42,716,035	$41,199,648

Common shares and common share equivalents outstanding, net of treasury shares	396,771,251	403,313,377	406,720,642	406,018,958	405,970,251
Book value per common share (1)	$32.02	$30.54	$30.31	$28.75	$27.62
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
Non-cumulative preferred shares
Balance at beginning of period	$780,000	$780,000	$780,000	$780,000	$780,000	$780,000	$780,000
Preferred shares issued	500,000	—	—	—	—	500,000	—
Balance at beginning and end of period	$1,280,000	$780,000	$780,000	$780,000	$780,000	$1,280,000	$780,000

Common shares
Balance at beginning of period	645	643	642	642	642	643	638
Common shares issued, net	2	2	1	—	—	4	4
Balance at end of period	647	645	643	642	642	647	642

Additional paid-in capital
Balance at beginning of period	2,014,741	1,977,794	1,950,782	1,935,514	1,921,487	1,977,794	1,889,683
Issue costs on preferred shares	(14,179)	—	—	—	—	(14,179)	—
Amortization of share-based compensation	16,490	40,573	14,663	14,662	13,160	57,063	41,210
All other	11,867	(3,626)	12,349	606	867	8,241	4,621
Balance at end of period	2,028,919	2,014,741	1,977,794	1,950,782	1,935,514	2,028,919	1,935,514

Retained earnings
Balance at beginning of period	12,790,216	12,362,463	11,829,322	11,420,686	11,132,268	12,362,463	11,021,006
Cumulative effect of an accounting change (1)	—	—	—	—	—	—	(22,452)
Balance at beginning of period, as adjusted	12,790,216	12,362,463	11,829,322	11,420,686	11,132,268	12,362,463	10,998,554
Net income	718,664	475,708	599,314	488,682	466,389	1,194,372	377,715
Amounts attributable to noncontrolling interests	(43,178)	(37,552)	(55,770)	(69,643)	(167,568)	(80,730)	65,223
Preferred share dividends	(11,666)	(10,403)	(10,403)	(10,403)	(10,403)	(22,069)	(20,806)
Balance at end of period	13,454,036	12,790,216	12,362,463	11,829,322	11,420,686	13,454,036	11,420,686

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	205,827	488,895	386,357	349,488	21,944	488,895	212,091
Change in unrealized appreciation (decline) in value of available-for-sale investments	17,991	(254,584)	63,008	19,800	305,338	(236,593)	160,001
Change in foreign currency translation adjustments	6,230	(28,484)	39,530	17,069	22,206	(22,254)	(22,604)
Balance at end of period	230,048	205,827	488,895	386,357	349,488	230,048	349,488

Common shares held in treasury, at cost
Balance at beginning of period	(2,694,957)	(2,503,909)	(2,495,106)	(2,494,505)	(2,489,097)	(2,503,909)	(2,406,047)
Shares repurchased for treasury	(312,621)	(191,048)	(8,803)	(601)	(5,408)	(503,669)	(88,458)
Balance at end of period	(3,007,578)	(2,694,957)	(2,503,909)	(2,495,106)	(2,494,505)	(3,007,578)	(2,494,505)

Total shareholders’ equity available to Arch	13,986,072	13,096,472	13,105,886	12,451,997	11,991,825	13,986,072	11,991,825
Non-redeemable noncontrolling interests	918,874	876,864	823,007	757,920	679,089	918,874	679,089
Total shareholders’ equity	$14,904,946	$13,973,336	$13,928,893	$13,209,917	$12,670,914	$14,904,946	$12,670,914

(1) Adoption of ASU 2016-13, “Financial Instruments - Credit Losses (Topic 326).”

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
Operating Activities
Net income (loss)	$718,664	$475,708	$599,314	$488,682	$466,389	$1,194,372	$377,715
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(218,042)	(161,007)	(366,942)	(282,907)	(557,740)	(379,049)	(194,776)
Equity in net (income) or loss of investment funds accounted for using the equity method and other income or loss	(45,089)	(135,939)	(78,257)	(95,078)	96,350	(181,028)	125,384
Amortization of intangible assets	15,286	14,402	19,196	16,715	16,489	29,688	33,120
Share-based compensation	16,752	40,812	14,829	14,521	13,363	57,564	41,912
Changes in:
Reserve for losses and loss adjustment expenses, net	388,352	560,153	445,758	509,623	652,389	948,505	1,158,446
Unearned premiums, net	278,615	560,035	(53,030)	103,052	2,957	838,650	395,759
Premiums receivable	(173,141)	(608,250)	143,123	1,872	(45,181)	(781,391)	(463,638)
Deferred acquisition costs	(88,192)	(126,701)	(36,710)	(14,801)	(17,302)	(214,893)	(92,437)
Reinsurance balances payable	91,255	240,206	(139,670)	73,459	52,354	331,461	132,161
Other items, net	(134,733)	(96,574)	7,444	194,732	31,058	(231,307)	(192,066)
Net cash provided by operating activities	849,727	762,845	555,055	1,009,870	711,126	1,612,572	1,321,580
Investing Activities
Purchases of fixed maturity investments	(12,023,416)	(11,530,968)	(5,714,394)	(8,640,034)	(13,444,854)	(23,554,384)	(25,410,849)
Purchases of equity securities	(311,355)	(309,419)	(239,162)	(330,699)	(264,466)	(620,774)	(1,025,149)
Purchases of other investments	(602,173)	(430,961)	(966,841)	(340,194)	(273,221)	(1,033,134)	(501,692)
Proceeds from sales of fixed maturity investments	12,213,254	10,917,134	5,404,479	7,711,837	13,109,907	23,130,388	24,833,030
Proceeds from sales of equity securities	257,304	284,986	415,471	151,447	314,045	542,290	580,346
Proceeds from sales, redemptions and maturities of other investments	448,958	323,591	237,771	319,619	256,057	772,549	472,188
Proceeds from redemptions and maturities of fixed maturity investments	384,794	421,042	225,842	276,052	170,884	805,836	369,240
Net settlements of derivative instruments	(30,374)	47,660	15,716	12,819	(45,017)	17,286	150,471
Net (purchases) sales of short-term investments	(967,261)	589,175	129,670	164,012	(1,311,586)	(378,086)	(1,323,363)
Change in cash collateral related to securities lending	(826)	—	—	26,614	(405)	(826)	54,596
Purchase of operating affiliate, net	—	(546,349)	—	—	—	(546,349)	—
Purchases of fixed assets	(11,095)	(12,490)	(13,155)	(9,030)	(9,217)	(23,585)	(17,687)
Other	41,701	(246,590)	69,795	(140,671)	(33,821)	(204,889)	8,679
Net cash provided by (used for) investing activities	(600,489)	(493,189)	(434,808)	(798,228)	(1,531,694)	(1,093,678)	(1,810,190)
Financing Activities
Proceeds from issuance of preferred shares, net	485,821	—	—	—	—	485,821	—
Purchases of common shares under share repurchase program	(306,049)	(179,266)	(7,986)	—	—	(485,315)	(75,486)
Proceeds from common shares issued, net	10,193	(10,008)	11,532	5	(5,134)	185	(9,661)
Proceeds from borrowings	—	—	—	13,875	988,618	—	1,004,918
Repayments of borrowings	—	—	(55,000)	(139,000)	(165,000)	—	(165,000)
Change in cash collateral related to securities lending	826	—	—	(26,614)	405	826	(54,596)
Change in third party investment in non-redeemable noncontrolling interests	—	15,971	—	—	—	15,971	(2,867)
Dividends paid to redeemable noncontrolling interests	(959)	(948)	(1,404)	(1,001)	(1,359)	(1,907)	(2,540)
Other	29,587	(1,948)	18,449	57,891	(1,294)	27,639	(2,625)
Preferred dividends paid	(10,402)	(10,403)	(10,403)	(10,403)	(10,403)	(20,805)	(20,806)
Net cash provided by (used for) financing activities	209,017	(186,602)	(44,812)	(105,247)	805,833	22,415	671,337
Effects of exchange rate changes on foreign currency cash and restricted cash	(7,306)	(6,084)	28,136	15,895	8,981	(13,390)	(21,742)
Increase (decrease) in cash and restricted cash	450,949	76,970	103,571	122,290	(5,754)	527,919	160,985
Cash and restricted cash, beginning of period	1,367,514	1,290,544	1,186,973	1,064,683	1,070,437	1,290,544	903,698
Cash and restricted cash, end of period	$1,818,463	$1,367,514	$1,290,544	$1,186,973	$1,064,683	$1,818,463	$1,064,683

Income taxes paid (received)	$133,997	$7,099	$56,126	$136,404	$3,023	$141,096	$10,410
Interest paid	$73,711	$988	$72,936	$3,141	$50,767	$74,699	$57,414
Net cash provided by operating activities, excluding the ‘other’ segment	$809,790	$755,928	$507,017	$963,654	$648,427	$1,565,718	$1,234,383

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chief Executive Officer of Arch Capital, the Chief Financial Officer and Treasurer of Arch Capital and the President and Chief Underwriting Officer of Arch Capital. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•    Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).
•    Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.
•    Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.
•    Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.
•    Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.
•    Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.
•    Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.
•    Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.
•Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.
•Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.
•Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.
•Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.
•Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.
Mortgage Segment

The mortgage segment includes the Company’s U.S. and international mortgage insurance and reinsurance operations as well as government sponsored enterprise (“GSE”) credit-risk sharing transactions. Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”) are approved as eligible mortgage insurers by Fannie Mae and Freddie Mac.

Corporate (Non-Underwriting) Segment

The corporate (non-underwriting) segment results include net investment income, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, items related to the Company’s non-cumulative preferred shares, net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, income or loss from operating affiliates and income taxes. Such amounts exclude the results of the ‘other’ segment.

Other Segment

Through June 30, 2021, the ‘other’ segment included the results of Watford. Pursuant to GAAP, Watford was considered a variable interest entity and the Company concluded that it was the primary beneficiary of Watford. As such, the Company consolidated the results of Watford in its consolidated financial statements through June 30, 2021, although it only owned approximately 10% of Watford’s common equity. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	June 30, 2021
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,368,867	$1,358,020	$391,511	$3,117,505	$240,942	$3,286,291
Premiums ceded	(405,312)	(433,288)	(55,665)	(893,372)	(65,551)	(886,767)
Net premiums written	963,555	924,732	335,846	2,224,133	175,391	2,399,524
Change in unearned premiums	(98,128)	(187,708)	(1,625)	(287,461)	8,846	(278,615)
Net premiums earned	865,427	737,024	334,221	1,936,672	184,237	2,120,909
Other underwriting income (loss)	—	1,053	4,148	5,201	328	5,529
Losses and loss adjustment expenses	(545,880)	(463,823)	(9,880)	(1,019,583)	(140,248)	(1,159,831)
Acquisition expenses	(136,852)	(133,585)	(30,117)	(300,554)	(34,589)	(335,143)
Other operating expenses	(133,342)	(44,695)	(48,312)	(226,349)	(18,594)	(244,943)
Underwriting income (loss)	$49,353	$95,974	$250,060	395,387	(8,866)	386,521

Net investment income				89,430	22,183	111,613
Net realized gains (losses)				163,394	39,513	202,907
Equity in net income (loss) of investment funds accounted for using the equity method				122,186	—	122,186
Other income (loss)				6,852	—	6,852
Corporate expenses (2)				(17,175)	—	(17,175)
Transaction costs and other (2)				1,444	(220)	1,224
Amortization of intangible assets				(14,388)	(898)	(15,286)
Interest expense				(31,439)	(4,261)	(35,700)
Net foreign exchange gains (losses)				(17,892)	117	(17,775)
Income (loss) before income taxes and income (loss) from operating affiliates				697,799	47,568	745,367
Income tax (expense) benefit				(50,953)	(226)	(51,179)
Income (loss) from operating affiliates				24,476	—	24,476
Net income (loss)				671,322	47,342	718,664
Dividends attributable to redeemable noncontrolling interests				(580)	(981)	(1,561)
Amounts attributable to nonredeemable noncontrolling interests				—	(41,617)	(41,617)
Net income (loss) available to Arch				670,742	4,744	675,486
Preferred dividends				(11,666)	—	(11,666)
Net income (loss) available to Arch common shareholders				$659,076	$4,744	$663,820

Underwriting Ratios
Loss ratio	63.1%	62.9%	3.0%	52.6%	76.1%	54.7%
Acquisition expense ratio	15.8%	18.1%	9.0%	15.5%	18.8%	15.8%
Other operating expense ratio	15.4%	6.1%	14.5%	11.7%	10.1%	11.5%
Combined ratio	94.3%	87.1%	26.5%	79.8%	105.0%	82.0%

Net premiums written to gross premiums written	70.4%	68.1%	85.8%	71.3%	72.8%	73.0%

Total investable assets				$27,291,414	$2,932,043	$30,223,457
Total assets				42,171,541	4,310,345	46,481,886
Total liabilities				28,281,668	3,237,739	31,519,407

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	June 30, 2020
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,030,362	$807,065	$369,144	$2,206,410	$157,927	$2,317,692
Premiums ceded	(358,101)	(241,971)	(44,044)	(643,955)	(52,071)	(649,381)
Net premiums written	672,261	565,094	325,100	1,562,455	105,856	1,668,311
Change in unearned premiums	15,648	(84,897)	40,613	(28,636)	25,679	(2,957)
Net premiums earned	687,909	480,197	365,713	1,533,819	131,535	1,665,354
Other underwriting income (loss)	—	(651)	6,450	5,799	868	6,667
Losses and loss adjustment expenses	(518,203)	(383,433)	(224,100)	(1,125,736)	(104,786)	(1,230,522)
Acquisition expenses	(107,671)	(90,522)	(34,052)	(232,245)	(22,544)	(254,789)
Other operating expenses	(118,757)	(38,716)	(37,574)	(195,047)	(14,202)	(209,249)
Underwriting income (loss)	$(56,722)	$(33,125)	$76,437	(13,410)	(9,129)	(22,539)

Net investment income				101,031	30,454	131,485
Net realized gains (losses)				385,089	171,499	556,588
Equity in net income (loss) of investment funds accounted for using the equity method				(65,119)	—	(65,119)
Other income (loss)				33	—	33
Corporate expenses (2)				(16,943)	—	(16,943)
Transaction costs and other (2)				(977)	—	(977)
Amortization of intangible assets				(16,489)	—	(16,489)
Interest expense				(25,130)	(6,009)	(31,139)
Net foreign exchange gains (losses)				(42,438)	3,227	(39,211)
Income (loss) before income taxes and income (loss) from operating affiliates				305,647	190,042	495,689
Income tax (expense) benefit				(26,529)	402	(26,127)
Income (loss) from operating affiliates				(3,173)	—	(3,173)
Net income (loss)				275,945	190,444	466,389
Dividends attributable to redeemable noncontrolling interests				(934)	(1,036)	(1,970)
Amounts attributable to nonredeemable noncontrolling interests				—	(165,598)	(165,598)
Net income (loss) available to Arch				275,011	23,810	298,821
Preferred dividends				(10,403)	—	(10,403)
Net income (loss) available to Arch common shareholders				$264,608	$23,810	$288,418

Underwriting Ratios
Loss ratio	75.3%	79.8%	61.3%	73.4%	79.7%	73.9%
Acquisition expense ratio	15.7%	18.9%	9.3%	15.1%	17.1%	15.3%
Other operating expense ratio	17.3%	8.1%	10.3%	12.7%	10.8%	12.6%
Combined ratio	108.3%	106.8%	80.9%	101.2%	107.6%	101.8%

Net premiums written to gross premiums written	65.2%	70.0%	88.1%	70.8%	67.0%	72.0%

Total investable assets				$24,531,194	$2,641,290	$27,172,484
Total assets				37,693,482	3,506,166	41,199,648
Total liabilities				25,787,697	2,685,051	28,472,748

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Six Months Ended
	June 30, 2021
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$2,784,753	$2,829,080	$782,757	$6,394,798	$457,465	$6,683,497
Premiums ceded	(826,359)	(905,236)	(111,716)	(1,841,519)	(102,763)	(1,775,516)
Net premiums written	1,958,394	1,923,844	671,041	4,553,279	354,702	4,907,981
Change in unearned premiums	(273,493)	(541,920)	(503)	(815,916)	(22,734)	(838,650)
Net premiums earned	1,684,901	1,381,924	670,538	3,737,363	331,968	4,069,331
Other underwriting income (loss)	—	(145)	11,045	10,900	739	11,639
Losses and loss adjustment expenses	(1,081,627)	(948,693)	(73,569)	(2,103,889)	(259,042)	(2,362,931)
Acquisition expenses	(265,074)	(251,610)	(60,199)	(576,883)	(62,741)	(639,624)
Other operating expenses	(270,455)	(105,209)	(97,443)	(473,107)	(32,869)	(505,976)
Underwriting income (loss)	$67,745	$76,267	$450,372	594,384	(21,945)	572,439

Net investment income				168,159	42,310	210,469
Net realized gains (losses)				264,730	80,638	345,368
Equity in net income (loss) of investment funds accounted for using the equity method				193,872	—	193,872
Other income (loss)				5,111	—	5,111
Corporate expenses (2)				(40,643)	—	(40,643)
Transaction costs and other (2)				243	(935)	(692)
Amortization of intangible assets				(28,790)	(898)	(29,688)
Interest expense				(65,636)	(8,410)	(74,046)
Net foreign exchange gains (losses)				3,613	(1,325)	2,288
Income (loss) before income taxes and income (loss) from operating affiliates				1,095,043	89,435	1,184,478
Income tax (expense) benefit				(89,805)	(234)	(90,039)
Income (loss) from operating affiliates				99,933	—	99,933
Net income (loss)				1,105,171	89,201	1,194,372
Dividends attributable to redeemable noncontrolling interests				(463)	(1,953)	(2,416)
Amounts attributable to nonredeemable noncontrolling interests				—	(78,314)	(78,314)
Net income (loss) available to Arch				1,104,708	8,934	1,113,642
Preferred dividends				(22,069)	—	(22,069)
Net income (loss) available to Arch common shareholders				$1,082,639	$8,934	$1,091,573

Underwriting Ratios
Loss ratio	64.2%	68.7%	11.0%	56.3%	78.0%	58.1%
Acquisition expense ratio	15.7%	18.2%	9.0%	15.4%	18.9%	15.7%
Other operating expense ratio	16.1%	7.6%	14.5%	12.7%	9.9%	12.4%
Combined ratio	96.0%	94.5%	34.5%	84.4%	106.8%	86.2%

Net premiums written to gross premiums written	70.3%	68.0%	85.7%	71.2%	77.5%	73.4%

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Six Months Ended
	June 30, 2020
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$2,238,007	$1,929,584	$738,089	$4,904,947	$392,829	$5,150,522
Premiums ceded	(736,998)	(567,310)	(88,371)	(1,391,946)	(100,273)	(1,344,965)
Net premiums written	1,501,009	1,362,274	649,718	3,513,001	292,556	3,805,557
Change in unearned premiums	(97,181)	(338,617)	61,021	(374,777)	(20,982)	(395,759)
Net premiums earned	1,403,828	1,023,657	710,739	3,138,224	271,574	3,409,798
Other underwriting income (loss)	—	1,469	11,049	12,518	1,001	13,519
Losses and loss adjustment expenses	(1,025,311)	(813,502)	(291,666)	(2,130,479)	(215,462)	(2,345,941)
Acquisition expenses	(215,008)	(170,128)	(72,588)	(457,724)	(44,348)	(502,072)
Other operating expenses	(248,406)	(84,013)	(83,470)	(415,889)	(27,904)	(443,793)
Underwriting income (loss)	$(84,897)	$(42,517)	$274,064	146,650	(15,139)	131,511

Net investment income				214,059	62,579	276,638
Net realized gains (losses)				312,980	(123,352)	189,628
Equity in net income (loss) of investment funds accounted for using the equity method				(69,328)	—	(69,328)
Other income (loss)				65	—	65
Corporate expenses (2)				(35,144)	—	(35,144)
Transaction costs and other (2)				(3,572)	—	(3,572)
Amortization of intangible assets				(33,120)	—	(33,120)
Interest expense				(50,375)	(13,319)	(63,694)
Net foreign exchange gains (losses)				20,869	12,591	33,460
Income (loss) before income taxes and income (loss) from operating affiliates				503,084	(76,640)	426,444
Income tax (expense) benefit				(54,474)	402	(54,072)
Income (loss) from operating affiliates				5,343	—	5,343
Net income (loss)				453,953	(76,238)	377,715
Dividends attributable to redeemable noncontrolling interests				(991)	(2,132)	(3,123)
Amounts attributable to nonredeemable noncontrolling interests				—	68,346	68,346
Net income (loss) available to Arch				452,962	(10,024)	442,938
Preferred dividends				(20,806)	—	(20,806)
Net income (loss) available to Arch common shareholders				$432,156	$(10,024)	$422,132

Underwriting Ratios
Loss ratio	73.0%	79.5%	41.0%	67.9%	79.3%	68.8%
Acquisition expense ratio	15.3%	16.6%	10.2%	14.6%	16.3%	14.7%
Other operating expense ratio	17.7%	8.2%	11.7%	13.3%	10.3%	13.0%
Combined ratio	106.0%	104.3%	62.9%	95.8%	105.9%	96.5%

Net premiums written to gross premiums written	67.1%	70.6%	88.0%	71.6%	74.5%	73.9%

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
Gross premiums written	$1,368,867	$1,415,886	$1,244,227	$1,206,328	$1,030,362	$2,784,753	$2,238,007
Premiums ceded	(405,312)	(421,047)	(406,490)	(382,167)	(358,101)	(826,359)	(736,998)
Net premiums written	963,555	994,839	837,737	824,161	672,261	1,958,394	1,501,009
Change in unearned premiums	(98,128)	(175,365)	(89,299)	(105,007)	15,648	(273,493)	(97,181)
Net premiums earned	865,427	819,474	748,438	719,154	687,909	1,684,901	1,403,828
Other underwriting income (loss)	—	—	—	(31)	—	—	—
Losses and loss adjustment expenses	(545,880)	(535,747)	(541,821)	(525,321)	(518,203)	(1,081,627)	(1,025,311)
Acquisition expenses	(136,852)	(128,222)	(101,055)	(102,420)	(107,671)	(265,074)	(215,008)
Other operating expenses	(133,342)	(137,113)	(118,206)	(122,541)	(118,757)	(270,455)	(248,406)
Underwriting income (loss)	$49,353	$18,392	$(12,644)	$(31,159)	$(56,722)	$67,745	$(84,897)

Underwriting Ratios
Loss ratio	63.1%	65.4%	72.4%	73.0%	75.3%	64.2%	73.0%
Acquisition expense ratio	15.8%	15.6%	13.5%	14.2%	15.7%	15.7%	15.3%
Other operating expense ratio	15.4%	16.7%	15.8%	17.0%	17.3%	16.1%	17.7%
Combined ratio	94.3%	97.7%	101.7%	104.2%	108.3%	96.0%	106.0%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	3.2%	5.1%	8.3%	10.3%	12.5%	4.1%	9.6%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.3)%	(0.7)%	(0.2)%	(0.2)%	(0.3)%	(0.5)%	(0.2)%
Combined ratio excluding catastrophic activity and prior year development (1)	91.4%	93.3%	93.6%	94.1%	96.1%	92.4%	96.6%

Net premiums written to gross premiums written	70.4%	70.3%	67.3%	68.3%	65.2%	70.3%	67.1%

(1)See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2021		2021		2020		2020		2020		2021		2020
Net premiums written
Property, energy, marine and aviation	$207,762	21.6%	$170,498	17.1%	$179,455	21.4%	$152,193	18.5%	$159,801	23.8%	$378,260	19.3%	$287,386	19.1%
Professional lines (1)	254,961	26.5%	238,246	23.9%	217,306	25.9%	199,163	24.2%	157,899	23.5%	493,207	25.2%	327,017	21.8%
Programs	149,373	15.5%	158,401	15.9%	96,743	11.5%	123,768	15.0%	104,930	15.6%	307,774	15.7%	217,462	14.5%
Construction and national accounts	77,579	8.1%	134,792	13.5%	102,171	12.2%	88,790	10.8%	57,144	8.5%	212,371	10.8%	173,143	11.5%
Excess and surplus casualty (2)	74,346	7.7%	85,593	8.6%	88,319	10.5%	78,889	9.6%	64,703	9.6%	159,939	8.2%	130,122	8.7%
Travel, accident and health	71,071	7.4%	92,306	9.3%	29,959	3.6%	28,972	3.5%	27,997	4.2%	163,377	8.3%	154,043	10.3%
Lenders products	40,386	4.2%	34,860	3.5%	38,307	4.6%	60,830	7.4%	23,690	3.5%	75,246	3.8%	56,982	3.8%
Other (3)	88,077	9.1%	80,143	8.1%	85,477	10.2%	91,556	11.1%	76,097	11.3%	168,220	8.6%	154,854	10.3%
Total	$963,555	100.0%	$994,839	100.0%	$837,737	100.0%	$824,161	100.0%	$672,261	100.0%	$1,958,394	100.0%	$1,501,009	100.0%

Underwriting location
United States	$658,964	68.4%	$675,840	67.9%	$527,824	63.0%	$574,699	69.7%	$453,215	67.4%	$1,334,804	68.2%	$1,055,892	70.3%
Europe	254,602	26.4%	276,122	27.8%	266,761	31.8%	212,203	25.7%	181,566	27.0%	530,724	27.1%	377,608	25.2%
Other	49,989	5.2%	42,877	4.3%	43,152	5.2%	37,259	4.5%	37,480	5.6%	92,866	4.7%	67,509	4.5%
Total	$963,555	100.0%	$994,839	100.0%	$837,737	100.0%	$824,161	100.0%	$672,261	100.0%	$1,958,394	100.0%	$1,501,009	100.0%

Net premiums earned
Property, energy, marine and aviation	$167,716	19.4%	$157,259	19.2%	$151,456	20.2%	$133,827	18.6%	$120,781	17.6%	$324,975	19.3%	$231,964	16.5%
Professional lines (1)	214,098	24.7%	199,671	24.4%	180,858	24.2%	168,502	23.4%	154,812	22.5%	413,769	24.6%	306,512	21.8%
Programs	118,974	13.7%	112,840	13.8%	110,651	14.8%	104,861	14.6%	108,464	15.8%	231,814	13.8%	217,342	15.5%
Construction and national accounts	95,849	11.1%	102,671	12.5%	101,243	13.5%	95,386	13.3%	91,605	13.3%	198,520	11.8%	191,305	13.6%
Excess and surplus casualty (2)	72,899	8.4%	75,367	9.2%	74,579	10.0%	69,978	9.7%	60,966	8.9%	148,266	8.8%	126,063	9.0%
Travel, accident and health	62,610	7.2%	49,666	6.1%	24,726	3.3%	36,726	5.1%	52,117	7.6%	112,276	6.7%	129,492	9.2%
Lenders products	46,396	5.4%	40,081	4.9%	32,832	4.4%	33,401	4.6%	23,111	3.4%	86,477	5.1%	48,454	3.5%
Other (3)	86,885	10.0%	81,919	10.0%	72,093	9.6%	76,473	10.6%	76,053	11.1%	168,804	10.0%	152,696	10.9%
Total	$865,427	100.0%	$819,474	100.0%	$748,438	100.0%	$719,154	100.0%	$687,909	100.0%	$1,684,901	100.0%	$1,403,828	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
Gross premiums written	$1,358,020	$1,471,060	$537,912	$1,004,590	$807,065	$2,829,080	$1,929,584
Premiums ceded	(433,288)	(471,948)	(47,018)	(400,388)	(241,971)	(905,236)	(567,310)
Net premiums written	924,732	999,112	490,894	604,202	565,094	1,923,844	1,362,274
Change in unearned premiums	(187,708)	(354,212)	93,180	(49,704)	(84,897)	(541,920)	(338,617)
Net premiums earned	737,024	644,900	584,074	554,498	480,197	1,381,924	1,023,657
Other underwriting income (loss)	1,053	(1,198)	2,687	298	(651)	(145)	1,469
Losses and loss adjustment expenses	(463,823)	(484,870)	(392,734)	(422,084)	(383,433)	(948,693)	(813,502)
Acquisition expenses	(133,585)	(118,025)	(98,532)	(85,388)	(90,522)	(251,610)	(170,128)
Other operating expenses	(44,695)	(60,514)	(42,180)	(41,818)	(38,716)	(105,209)	(84,013)
Underwriting income (loss)	$95,974	$(19,707)	$53,315	$5,506	$(33,125)	$76,267	$(42,517)

Underwriting Ratios
Loss ratio	62.9%	75.2%	67.2%	76.1%	79.8%	68.7%	79.5%
Acquisition expense ratio	18.1%	18.3%	16.9%	15.4%	18.9%	18.2%	16.6%
Other operating expense ratio	6.1%	9.4%	7.2%	7.5%	8.1%	7.6%	8.2%
Combined ratio	87.1%	102.9%	91.3%	99.0%	106.8%	94.5%	104.3%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	2.5%	22.7%	16.1%	23.3%	25.3%	11.9%	18.6%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(2.5)%	(3.8)%	(6.9)%	(7.4)%	(6.0)%	(3.1)%	(3.9)%
Combined ratio excluding catastrophic activity and prior year development (1)	87.1%	84.0%	82.1%	83.1%	87.5%	85.7%	89.6%

Net premiums written to gross premiums written	68.1%	67.9%	91.3%	60.1%	70.0%	68.0%	70.6%

(1)See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2021		2021		2020		2020		2020		2021		2020
Net premiums written
Property excluding property catastrophe	$249,101	26.9%	$292,833	29.3%	$150,643	30.7%	$223,880	37.1%	$163,639	29.0%	$541,934	28.2%	$322,563	23.7%
Property catastrophe	87,642	9.5%	117,207	11.7%	37,317	7.6%	42,125	7.0%	117,676	20.8%	204,849	10.6%	206,768	15.2%
Other specialty (1)	296,325	32.0%	284,331	28.5%	147,012	29.9%	159,969	26.5%	117,375	20.8%	580,656	30.2%	402,327	29.5%
Casualty (2)	225,890	24.4%	218,256	21.8%	103,989	21.2%	142,401	23.6%	105,049	18.6%	444,146	23.1%	295,929	21.7%
Marine and aviation	50,248	5.4%	61,638	6.2%	31,418	6.4%	27,839	4.6%	32,372	5.7%	111,886	5.8%	82,157	6.0%
Other (3)	15,526	1.7%	24,847	2.5%	20,515	4.2%	7,988	1.3%	28,983	5.1%	40,373	2.1%	52,530	3.9%
Total	$924,732	100.0%	$999,112	100.0%	$490,894	100.0%	$604,202	100.0%	$565,094	100.0%	$1,923,844	100.0%	$1,362,274	100.0%

Underwriting location
Bermuda	$477,609	51.6%	$518,241	51.9%	$187,727	38.2%	$240,193	39.8%	$240,451	42.6%	$995,850	51.8%	$574,070	42.1%
United States	211,509	22.9%	208,101	20.8%	148,994	30.4%	189,135	31.3%	162,027	28.7%	419,610	21.8%	349,493	25.7%
Europe and other	235,614	25.5%	272,770	27.3%	154,173	31.4%	174,874	28.9%	162,616	28.8%	508,384	26.4%	438,711	32.2%
Total	$924,732	100.0%	$999,112	100.0%	$490,894	100.0%	$604,202	100.0%	$565,094	100.0%	$1,923,844	100.0%	$1,362,274	100.0%

Net premiums earned
Property excluding property catastrophe	$202,780	27.5%	$187,782	29.1%	$162,456	27.8%	$163,081	29.4%	$124,019	25.8%	$390,562	28.3%	$236,671	23.1%
Property catastrophe	76,167	10.3%	88,011	13.6%	59,986	10.3%	69,524	12.5%	55,226	11.5%	164,178	11.9%	108,226	10.6%
Other specialty (1)	211,817	28.7%	163,898	25.4%	158,817	27.2%	141,201	25.5%	123,006	25.6%	375,715	27.2%	326,391	31.9%
Casualty (2)	183,846	24.9%	149,031	23.1%	144,808	24.8%	136,421	24.6%	132,756	27.6%	332,877	24.1%	267,827	26.2%
Marine and aviation	42,773	5.8%	40,108	6.2%	33,062	5.7%	26,744	4.8%	24,960	5.2%	82,881	6.0%	49,818	4.9%
Other (3)	19,641	2.7%	16,070	2.5%	24,945	4.3%	17,527	3.2%	20,230	4.2%	35,711	2.6%	34,724	3.4%
Total	$737,024	100.0%	$644,900	100.0%	$584,074	100.0%	$554,498	100.0%	$480,197	100.0%	$1,381,924	100.0%	$1,023,657	100.0%

(1)    Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.
(2)      Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.
(3)     Includes life, casualty clash and other.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
Gross premiums written	$391,511	$391,246	$389,662	$346,248	$369,144	$782,757	$738,089
Premiums ceded	(55,665)	(56,051)	(57,995)	(47,783)	(44,044)	(111,716)	(88,371)
Net premiums written	335,846	335,195	331,667	298,465	325,100	671,041	649,718
Change in unearned premiums	(1,625)	1,122	4,120	52,944	40,613	(503)	61,021
Net premiums earned	334,221	336,317	335,787	351,409	365,713	670,538	710,739
Other underwriting income (1)	4,148	6,897	4,667	4,600	6,450	11,045	11,049
Losses and loss adjustment expenses	(9,880)	(63,689)	(83,623)	(153,055)	(224,100)	(73,569)	(291,666)
Acquisition expenses	(30,117)	(30,082)	(25,936)	(35,716)	(34,052)	(60,199)	(72,588)
Other operating expenses	(48,312)	(49,131)	(42,024)	(36,708)	(37,574)	(97,443)	(83,470)
Underwriting income	$250,060	$200,312	$188,871	$130,530	$76,437	$450,372	$274,064

Underwriting Ratios
Loss ratio	3.0%	18.9%	24.9%	43.6%	61.3%	11.0%	41.0%
Acquisition expense ratio	9.0%	8.9%	7.7%	10.2%	9.3%	9.0%	10.2%
Other operating expense ratio	14.5%	14.6%	12.5%	10.4%	10.3%	14.5%	11.7%
Combined ratio	26.5%	42.4%	45.1%	64.2%	80.9%	34.5%	62.9%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(13.1)%	(3.4)%	(2.4)%	(1.3)%	(0.1)%	(8.3)%	(0.9)%
Combined ratio excluding prior year development (2)	39.6%	45.8%	47.5%	65.5%	81.0%	42.8%	63.8%

Net premiums written to gross premiums written	85.8%	85.7%	85.1%	86.2%	88.1%	85.7%	88.0%

Net premiums written by underwriting location
United States	$234,645	$247,529	$250,747	$245,971	$261,124	$482,174	$525,232
Other	101,201	87,666	80,920	52,494	63,976	188,867	124,486
Total	$335,846	$335,195	$331,667	$298,465	$325,100	$671,041	$649,718
United States %	69.9%	73.8%	75.6%	82.4%	80.3%	71.9%	80.8%
Other %	30.1%	26.2%	24.4%	17.6%	19.7%	28.1%	19.2%

(1)     Primarily related to income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$277,887	65.8%	$276,179	64.7%	$280,579	66.2%	$275,846	66.8%	$276,643	65.9%
Mortgage reinsurance	32,666	7.7%	31,699	7.4%	31,220	7.4%	28,421	6.9%	27,457	6.5%
Other (2)	111,884	26.5%	119,138	27.9%	111,740	26.4%	108,786	26.3%	115,803	27.6%
Total	$422,437	100.0%	$427,016	100.0%	$423,539	100.0%	$413,053	100.0%	$419,903	100.0%
Risk In Force (RIF) (3)
U.S. primary mortgage insurance	$69,587	90.3%	$69,234	89.9%	$70,522	90.5%	$69,620	91.0%	$70,200	91.0%
Mortgage reinsurance	2,245	2.9%	2,214	2.9%	2,226	2.9%	2,145	2.8%	2,116	2.7%
Other (2)	5,188	6.7%	5,573	7.2%	5,146	6.6%	4,750	6.2%	4,795	6.2%
Total	$77,020	100.0%	$77,021	100.0%	$77,894	100.0%	$76,515	100.0%	$77,111	100.0%
Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$41,156	59.1%	$40,230	58.1%	$40,774	57.8%	$40,017	57.5%	$40,297	57.4%
680-739	23,663	34.0%	24,006	34.7%	24,498	34.7%	24,236	34.8%	24,346	34.7%
620-679	4,401	6.3%	4,607	6.7%	4,837	6.9%	5,016	7.2%	5,188	7.4%
<620	367	0.5%	391	0.6%	413	0.6%	351	0.5%	369	0.5%
Total	$69,587	100.0%	$69,234	100.0%	$70,522	100.0%	$69,620	100.0%	$70,200	100.0%
Weighted average FICO score	745		744		743		743		743
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,975	11.5%	$8,310	12.0%	$8,643	12.3%	$8,789	12.6%	$8,859	12.6%
90.01% to 95.00%	37,619	54.1%	37,193	53.7%	37,877	53.7%	37,278	53.5%	37,830	53.9%
85.01% to 90.00%	19,784	28.4%	19,648	28.4%	20,013	28.4%	19,870	28.5%	20,071	28.6%
85.00% and below	4,209	6.0%	4,083	5.9%	3,989	5.7%	3,683	5.3%	3,440	4.9%
Total	$69,587	100.0%	$69,234	100.0%	$70,522	100.0%	$69,620	100.0%	$70,200	100.0%
Weighted average LTV	92.8%		92.8%		92.8%		92.9%		92.9%
Total RIF by State:
Texas	$5,560	8.0%	$5,569	8.0%	$5,636	8.0%	$5,536	8.0%	$5,560	7.9%
California	5,324	7.7%	5,343	7.7%	5,261	7.5%	5,019	7.2%	4,948	7.0%
Florida	3,367	4.8%	3,544	5.1%	3,632	5.2%	3,648	5.2%	3,737	5.3%
Minnesota	2,973	4.3%	2,452	3.5%	2,520	3.6%	2,489	3.6%	2,473	3.5%
North Carolina	2,924	4.2%	2,610	3.8%	2,622	3.7%	2,516	3.6%	2,459	3.5%
Georgia	2,886	4.1%	2,929	4.2%	2,959	4.2%	2,890	4.2%	2,861	4.1%
Illinois	2,832	4.1%	2,728	3.9%	2,762	3.9%	2,670	3.8%	2,643	3.8%
Massachusetts	2,459	3.5%	2,434	3.5%	2,464	3.5%	2,344	3.4%	2,345	3.3%
Virginia	2,372	3.4%	2,458	3.6%	2,526	3.6%	2,540	3.6%	2,656	3.8%
Ohio	2,229	3.2%	2,239	3.2%	2,264	3.2%	2,210	3.2%	2,151	3.1%
Other	36,661	52.7%	36,928	53.3%	37,876	53.7%	37,758	54.2%	38,367	54.7%
Total	$69,587	100.0%	$69,234	100.0%	$70,522	100.0%	$69,620	100.0%	$70,200	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.0%		25.1%		25.1%		25.2%		25.4%
U.S. mortgage insurance total RIF, net of reinsurance (4)	$55,557		$55,503		$56,658		$56,067		$57,258
Analysts’ persistency (5)	54.8%		54.1%		58.7%		62.5%		66.6%
Risk-to-capital ratio -- Arch MI U.S. (6)	8.5:1		8.7:1		9.3:1		9.6:1		10.2:1
PMIER sufficiency ratio -- Arch MI U.S. (7)	196%		190%		173%		158%		161%

(1)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.         (4)    Total RIF for the U.S. mortgage insurance operations (see note 3) after external reinsurance.
(2)    Includes GSE credit risk-sharing transactions and international insurance business.        (5)    Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied    (6)    Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for June 30, 2021).
    by the insurance coverage percentage specified in the policy for insurance policies issued and    (7)    Calculated as available assets divided by required assets as defined within PMIERs (estimate for June 30, 2021).
    after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.            There was approximately $1.9 billion of excess available assets at June 30, 2021.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020
Supplemental disclosures for U.S. primary mortgage insurance:
Total new insurance written (NIW) (1)	$28,372		$27,019		$38,011		$32,787		$24,551

Total NIW by credit quality (FICO score):
>=740	$19,240	67.8%	$17,818	65.9%	$25,128	66.1%	$21,160	64.5%	$15,851	64.6%
680-739	8,113	28.6%	8,418	31.2%	11,877	31.2%	10,562	32.2%	7,781	31.7%
620-679	1,019	3.6%	783	2.9%	1,006	2.6%	1,065	3.2%	919	3.7%
Total	$28,372	100.0%	$27,019	100.0%	$38,011	100.0%	$32,787	100.0%	$24,551	100.0%

Total NIW by LTV:
95.01% and above	$1,484	5.2%	$1,608	6.0%	$2,475	6.5%	$2,561	7.8%	$1,948	7.9%
90.01% to 95.00%	13,936	49.1%	12,288	45.5%	17,783	46.8%	13,967	42.6%	9,403	38.3%
85.01% to 90.00%	8,675	30.6%	8,312	30.8%	11,014	29.0%	10,052	30.7%	8,140	33.2%
85.00% and below	4,277	15.1%	4,811	17.8%	6,739	17.7%	6,207	18.9%	5,060	20.6%
Total	$28,372	100.0%	$27,019	100.0%	$38,011	100.0%	$32,787	100.0%	$24,551	100.0%

Total NIW monthly vs. single:
Monthly	$26,725	94.2%	$24,989	92.5%	$35,672	93.8%	$31,928	97.4%	$23,391	95.3%
Single	1,647	5.8%	2,030	7.5%	2,339	6.2%	859	2.6%	1,160	4.7%
Total	$28,372	100.0%	$27,019	100.0%	$38,011	100.0%	$32,787	100.0%	$24,551	100.0%

Total NIW purchase vs. refinance:
Purchase	$25,010	88.2%	$20,505	75.9%	$29,584	77.8%	$24,256	74.0%	$14,956	60.9%
Refinance	3,362	11.8%	6,514	24.1%	8,427	22.2%	8,531	26.0%	9,595	39.1%
Total	$28,372	100.0%	$27,019	100.0%	$38,011	100.0%	$32,787	100.0%	$24,551	100.0%

Ending number of policies in force (PIF) (2)	1,199,918		1,214,245		1,245,771		1,245,408		1,259,328

Rollforward of insured loans in default:
Beginning delinquent number of loans	46,914		52,234		58,362		64,667		18,414
Plus: new notices	7,425		10,990		14,564		19,967		58,374
Less: cures	(16,793)		(16,131)		(20,457)		(26,029)		(11,664)
Less: paid claims	(227)		(179)		(235)		(243)		(457)
Ending delinquent number of loans (2)	37,319		46,914		52,234		58,362		64,667

Ending percentage of loans in default (2)	3.11%		3.86%		4.19%		4.69%		5.14%

Losses:
Number of claims paid	227		179		235		243		457
Total paid claims (in thousands)	$8,415		$6,882		$9,344		$9,420		$20,101
Average per claim (in thousands)	$37.1		$38.4		$39.8		$38.8		$44.0
Severity (3)	80.3%		82.0%		87.2%		88.6%		96.3%

Average case reserve per default (in thousands)	$19.5		$15.2		$12.6		$10.1		$6.9

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total paid claims divided by RIF of loans for which claims were paid.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
Supplemental disclosures for U.S. primary mortgage insurance:

(U.S. Dollars in millions)	June 30, 2021						December 31, 2020
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2011 and prior	28.0%	$12,591	4.5%	$2,839	4.1%	9.75%	28.3%	$14,588	5.2%	$3,327	4.7%	11.36%
2012	1.2%	2,261	0.8%	587	0.8%	3.00%	1.3%	3,651	1.3%	992	1.4%	2.98%
2013	2.8%	5,635	2.0%	1,563	2.2%	2.95%	3.0%	7,546	2.7%	2,107	3.0%	3.30%
2014	2.2%	6,288	2.3%	1,729	2.5%	3.52%	2.2%	8,261	2.9%	2,273	3.2%	4.06%
2015	3.4%	11,208	4.0%	3,017	4.3%	3.19%	3.4%	15,032	5.4%	4,048	5.7%	3.72%
2016	8.6%	18,500	6.7%	4,958	7.1%	4.11%	8.8%	24,958	8.9%	6,648	9.4%	4.77%
2017	11.9%	17,577	6.3%	4,574	6.6%	4.87%	12.9%	24,748	8.8%	6,413	9.1%	5.52%
2018	16.3%	19,044	6.9%	4,827	6.9%	6.25%	16.8%	27,304	9.7%	6,918	9.8%	6.76%
2019	17.3%	34,944	12.6%	8,727	12.5%	4.02%	17.8%	48,304	17.2%	12,001	17.0%	4.61%
2020	8.2%	95,419	34.3%	23,316	33.5%	0.88%	5.5%	106,187	37.8%	25,795	36.6%	0.76%
2021	0.2%	54,420	19.6%	13,450	19.3%	0.10%
Total	100.0%	$277,887	100.0%	$69,587	100.0%	3.11%	100.0%	$280,579	100.0%	$70,522	100.0%	4.19%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $713.1 million at June 30, 2021, compared to $649.7 million at December 31, 2020.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated Excluding the 'Other' Segment (Sub-Total (Core))

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
Gross premiums written	$3,117,505	$3,277,293	$2,170,831	$2,556,914	$2,206,410	$6,394,798	$4,904,947
Premiums ceded	(893,372)	(948,147)	(510,533)	(830,086)	(643,955)	(1,841,519)	(1,391,946)
Net premiums written	2,224,133	2,329,146	1,660,298	1,726,828	1,562,455	4,553,279	3,513,001
Change in unearned premiums	(287,461)	(528,455)	8,001	(101,767)	(28,636)	(815,916)	(374,777)
Net premiums earned	1,936,672	1,800,691	1,668,299	1,625,061	1,533,819	3,737,363	3,138,224
Other underwriting income (loss)	5,201	5,699	7,354	4,867	5,799	10,900	12,518
Losses and loss adjustment expenses	(1,019,583)	(1,084,306)	(1,018,178)	(1,100,460)	(1,125,736)	(2,103,889)	(2,130,479)
Acquisition expenses	(300,554)	(276,329)	(225,523)	(223,524)	(232,245)	(576,883)	(457,724)
Other operating expenses	(226,349)	(246,758)	(202,410)	(201,067)	(195,047)	(473,107)	(415,889)
Underwriting income (loss)	$395,387	$198,997	$229,542	$104,877	$(13,410)	$594,384	$146,650

Underwriting Ratios
Loss ratio	52.6%	60.2%	61.0%	67.7%	73.4%	56.3%	67.9%
Acquisition expense ratio	15.5%	15.3%	13.5%	13.8%	15.1%	15.4%	14.6%
Other operating expense ratio	11.7%	13.7%	12.1%	12.4%	12.7%	12.7%	13.3%
Combined ratio	79.8%	89.2%	86.6%	93.9%	101.2%	84.4%	95.8%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	2.4%	10.5%	9.4%	12.5%	13.5%	6.3%	10.4%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(3.3)%	(2.3)%	(3.0)%	(2.9)%	(2.0)%	(2.9)%	(1.6)%
Combined ratio excluding catastrophic activity and prior year development (1)	80.7%	81.0%	80.2%	84.3%	89.7%	81.0%	87.0%

Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$684,087	$572,589	$652,077	$618,638	$550,481	$1,256,676	$1,080,493
Change in unpaid losses and loss adjustment expenses	335,496	511,717	366,101	481,822	575,255	847,213	1,049,986
Total losses and loss adjustment expenses	$1,019,583	$1,084,306	$1,018,178	$1,100,460	$1,125,736	$2,103,889	$2,130,479

Net premiums written to gross premiums written	71.3%	71.1%	76.5%	67.5%	70.8%	71.2%	71.6%

(1)See ‘Comments on Regulation G’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(2,640)	$(5,474)	$(1,158)	$(1,136)	$(2,148)	$(8,114)	$(2,924)
Reinsurance	(18,309)	(24,765)	(40,472)	(40,766)	(28,933)	(43,074)	(39,893)
Mortgage	(43,883)	(11,492)	(8,151)	(4,523)	(306)	(55,375)	(6,407)
Total	$(64,832)	$(41,731)	$(49,781)	$(46,425)	$(31,387)	$(106,563)	$(49,224)
Impact on losses and loss adjustment expenses:
Insurance	$(3,998)	$(4,057)	$(1,906)	$(2,282)	$(2,518)	$(8,055)	$(3,633)
Reinsurance	(20,476)	(26,809)	(40,156)	(41,960)	(40,211)	(47,285)	(51,838)
Mortgage	(43,102)	(10,913)	(8,151)	(4,523)	(208)	(54,015)	(6,309)
Total	$(67,576)	$(41,779)	$(50,213)	$(48,765)	$(42,937)	$(109,355)	$(61,780)
Impact on acquisition expenses:
Insurance	$1,358	$(1,417)	$748	$1,146	$370	$(59)	$709
Reinsurance	2,167	2,044	(316)	1,194	11,278	4,211	11,945
Mortgage	(781)	(579)	—	—	(98)	(1,360)	(98)
Total	$2,744	$48	$432	$2,340	$11,550	$2,792	$12,556
Impact on combined ratio:
Insurance	(0.3)%	(0.7)%	(0.2)%	(0.2)%	(0.3)%	(0.5)%	(0.2)%
Reinsurance	(2.5)%	(3.8)%	(6.9)%	(7.4)%	(6.0)%	(3.1)%	(3.9)%
Mortgage	(13.1)%	(3.4)%	(2.4)%	(1.3)%	(0.1)%	(8.3)%	(0.9)%
Total	(3.3)%	(2.3)%	(3.0)%	(2.9)%	(2.0)%	(2.9)%	(1.6)%
Impact on loss ratio:
Insurance	(0.5)%	(0.5)%	(0.3)%	(0.3)%	(0.4)%	(0.5)%	(0.3)%
Reinsurance	(2.8)%	(4.2)%	(6.9)%	(7.6)%	(8.4)%	(3.4)%	(5.1)%
Mortgage	(12.9)%	(3.2)%	(2.4)%	(1.3)%	(0.1)%	(8.1)%	(0.9)%
Total	(3.5)%	(2.3)%	(3.0)%	(3.0)%	(2.8)%	(2.9)%	(2.0)%
Impact on acquisition expense ratio:
Insurance	0.2%	(0.2)%	0.1%	0.1%	0.1%	0.0%	0.1%
Reinsurance	0.3%	0.4%	0.0%	0.2%	2.4%	0.3%	1.2%
Mortgage	(0.2)%	(0.2)%	0.0%	0.0%	0.0%	(0.2)%	0.0%
Total	0.2%	0.0%	0.0%	0.1%	0.8%	0.0%	0.4%
Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$27,999	$41,876	$62,398	$74,365	$85,929	$69,875	$135,412
Reinsurance	18,467	146,379	93,959	128,939	121,263	164,846	190,216
Total	$46,466	$188,255	$156,357	$203,304	$207,192	$234,721	$325,628
Impact on combined ratio:
Insurance	3.2%	5.1%	8.3%	10.3%	12.5%	4.1%	9.6%
Reinsurance	2.5%	22.7%	16.1%	23.3%	25.3%	11.9%	18.6%
Total	2.4%	10.5%	9.4%	12.5%	13.5%	6.3%	10.4%

Estimated impact of COVID-19 event, net of reinsurance and reinstatement premiums, included in current accident year catastrophic events (3)
Insurance	$178	$572	$(75)	$3,442	$78,059	$750	$114,005
Reinsurance	703	$15	446	8,449	95,039	718	145,739
Total	$881	$587	$371	$11,891	$173,098	$1,468	$259,744
Impact on combined ratio:
Insurance	0.0%	0.1%	0.0%	0.5%	11.3%	0.0%	8.1%
Reinsurance	0.1%	0.0%	0.1%	1.5%	19.8%	0.1%	14.2%
Total	0.0%	0.0%	0.0%	0.7%	11.3%	0.0%	8.3%
(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance segment are for named catastrophic events only, while amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.
(3)Equals estimated losses for exposures through June 30, 2021 to the COVID-19 global pandemic, net of reinsurance and reinstatement premiums. The amounts represent a subset of the estimated losses for the current accident year catastrophic events.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2021		2021		2020		2020		2020
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$17,448,357	63.9%	$18,136,604	68.9%	$18,104,322	67.4%	$17,844,866	69.4%	$16,557,966	67.5%
Fixed maturities—fair value option (3)	417,700	1.5%	360,616	1.4%	388,191	1.4%	386,865	1.5%	375,793	1.5%
Fixed maturities pledged under securities lending agreements, at fair value	156,056	0.6%	130,152	0.5%	278,783	1.0%	62,749	0.2%	457,906	1.9%
Total fixed maturities	18,022,113	66.0%	18,627,372	70.7%	18,771,296	69.9%	18,294,480	71.1%	17,391,665	70.9%

Equity securities, at fair value	1,595,929	5.8%	1,470,592	5.6%	1,392,420	5.2%	1,449,208	5.6%	1,194,874	4.9%
Equity securities—fair value option (3)	25,158	0.1%	25,640	0.1%	27,555	0.1%	30,494	0.1%	31,197	0.1%
Equity securities pledged under securities lending agreements, at fair value	12,492	0.0%	10,797	0.0%	16,129	0.1%	—	0.0%	6,597	0.0%
Total equity securities	1,633,579	6.0%	1,507,029	5.7%	1,436,104	5.3%	1,479,702	5.8%	1,232,668	5.0%

Other investments—fair value option (3)	1,512,317	5.5%	1,527,999	5.8%	1,480,347	5.5%	1,276,867	5.0%	1,212,788	4.9%
Other investable assets (3)	500,000	1.8%	500,000	1.9%	500,000	1.9%	—	0.0%	—	0.0%
Total other investments	2,012,317	7.4%	2,027,999	7.7%	1,980,347	7.4%	1,276,867	5.0%	1,212,788	4.9%

Investments accounted for using the equity method (4)	2,539,124	9.3%	2,256,327	8.6%	2,047,889	7.6%	1,883,702	7.3%	1,727,302	7.0%

Short-term investments available for sale, at fair value	2,248,613	8.2%	1,269,631	4.8%	1,924,922	7.2%	2,039,097	7.9%	2,277,866	9.3%
Short-term investments—fair value option (3)	131,403	0.5%	140,329	0.5%	138,318	0.5%	118,313	0.5%	14,317	0.1%
Total short-term investments	2,380,016	8.7%	1,409,960	5.4%	2,063,240	7.7%	2,157,410	8.4%	2,292,183	9.3%

Cash	884,857	3.2%	705,787	2.7%	694,997	2.6%	781,065	3.0%	746,606	3.0%

Securities transactions entered into but not settled at the balance sheet date	(180,592)	(0.7)%	(195,875)	(0.7)%	(137,578)	(0.5)%	(148,725)	(0.6)%	(72,018)	(0.3)%
Total investable assets held by the Company	$27,291,414	100.0%	$26,338,599	100.0%	$26,856,295	100.0%	$25,724,501	100.0%	$24,531,194	100.0%

Average effective duration (in years)	2.31		2.71		3.01		3.21		3.18
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA-/Aa3		AA/Aa2		AA/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	1.45%		1.59%		1.56%		1.71%		1.85%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

Investable assets in ‘other’ segment:
Cash	$349,202	$236,164	$211,451	$195,333	$107,653
Investments accounted for using the fair value option	1,984,919	1,880,770	1,790,385	1,937,036	1,886,676
Fixed maturities available for sale, at fair value	625,422	586,431	613,503	608,022	649,765
Equity securities, at fair value	97,623	62,314	52,410	52,807	62,443
Securities sold but not yet purchased	(28,068)	(34,097)	(21,679)	(24,909)	(29,289)
Securities transactions entered into but not settled at the balance sheet date	(97,055)	8,846	11,542	(74,837)	(35,958)
Total investable assets included in ‘other’ segment	$2,932,043	$2,740,428	$2,657,612	$2,693,452	$2,641,290
(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Included in “other investments” on the balance sheet.
(4)    Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.
(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
Composition of net investment income (1):
Fixed maturities	$77,709	$79,017	$80,942	$84,608	$91,491	$156,726	$193,254
Equity securities (dividends)	8,282	5,650	9,695	6,659	6,023	13,932	11,653
Short-term investments	972	644	1,129	1,162	897	1,616	4,282
Other (2)	21,026	15,559	15,053	24,594	17,825	36,585	38,304
Gross investment income	107,989	100,870	106,819	117,023	116,236	208,859	247,493
Investment expenses	(18,559)	(22,141)	(18,827)	(17,166)	(15,205)	(40,700)	(33,434)
Net investment income	$89,430	$78,729	$87,992	$99,857	$101,031	$168,159	$214,059
Per share	$0.22	$0.19	$0.21	$0.24	$0.25	$0.41	$0.52

Investment income yield, at amortized cost (1) (3):
Pre-tax	1.47%	1.31%	1.45%	1.76%	1.92%	1.40%	2.08%
After-tax	1.30%	1.14%	1.26%	1.57%	1.68%	1.23%	1.81%

Total return on investments (1) (4)	1.58%	(0.18)%	2.46%	2.30%	3.72%	1.39%	2.82%

(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(3)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(4)Total return on investments includes net investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit loses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At June 30, 2021
Corporates	$7,375,350	$213,421	$(34,448)	$178,973	$(1,100)	$7,197,477	102.5%	40.9%
U.S. government and government agencies	4,855,595	14,030	(13,703)	327	—	4,855,268	100.0%	26.9%
Municipal bonds	413,709	23,066	(1,660)	21,406	(6)	392,309	105.5%	2.3%
Non-U.S. government securities	2,308,403	99,686	(17,637)	82,049	(47)	2,226,401	103.7%	12.8%
Asset-backed securities	2,426,917	15,864	(3,330)	12,534	(486)	2,414,869	100.5%	13.5%
Commercial mortgage-backed securities	267,574	4,017	(611)	3,406	(3)	264,171	101.3%	1.5%
Residential mortgage-backed securities	374,565	4,474	(3,349)	1,125	(229)	373,669	100.2%	2.1%
Total	$18,022,113	$374,558	$(74,738)	$299,820	$(1,871)	$17,724,164	101.7%	100.0%

At December 31, 2020
Corporates	$8,039,745	$405,071	$(30,666)	$374,405	$(700)	$7,666,040	104.9%	42.8%
U.S. government and government agencies	5,354,863	21,490	(12,587)	8,903	—	5,345,960	100.2%	28.5%
Municipal bonds	492,734	27,189	(3,835)	23,354	(11)	469,391	105.0%	2.6%
Non-U.S. government securities	2,310,157	143,054	(7,958)	135,096	—	2,175,061	106.2%	12.3%
Asset-backed securities	1,566,188	18,689	(7,635)	11,054	(1,090)	1,556,224	100.6%	8.3%
Commercial mortgage-backed securities	390,990	8,722	(2,954)	5,768	(122)	385,344	101.5%	2.1%
Residential mortgage-backed securities	616,619	8,934	(4,280)	4,654	(278)	612,243	100.7%	3.3%
Total	$18,771,296	$633,149	$(69,915)	$563,234	$(2,201)	$18,210,263	103.1%	100.0%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2021		2021		2020		2020		2020
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$5,221,296	29.0%	$5,432,191	29.2%	$5,963,758	31.8%	$5,360,798	29.3%	$5,566,339	32.0%
AAA	3,432,285	19.0%	3,145,642	16.9%	3,117,046	16.6%	3,352,902	18.3%	3,035,513	17.5%
AA	2,004,442	11.1%	2,069,764	11.1%	2,063,738	11.0%	2,087,245	11.4%	1,818,693	10.5%
A	3,268,661	18.1%	3,878,113	20.8%	3,760,280	20.0%	3,895,053	21.3%	4,232,245	24.3%
BBB	2,896,453	16.1%	2,829,202	15.2%	2,699,201	14.4%	2,542,233	13.9%	1,874,332	10.8%
BB	544,730	3.0%	622,448	3.3%	574,189	3.1%	504,570	2.8%	406,342	2.3%
B	330,639	1.8%	331,144	1.8%	268,095	1.4%	231,774	1.3%	211,638	1.2%
Lower than B	48,230	0.3%	57,659	0.3%	54,795	0.3%	54,118	0.3%	51,273	0.3%
Not rated	275,377	1.5%	261,209	1.4%	270,194	1.4%	265,787	1.5%	195,290	1.1%
Total fixed maturities, at fair value	$18,022,113	100.0%	$18,627,372	100.0%	$18,771,296	100.0%	$18,294,480	100.0%	$17,391,665	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$442,507	2.5%	$376,026	2.0%	$327,899	1.7%	$314,243	1.7%	$350,520	2.0%
Due after one year through five years	9,873,037	54.8%	10,913,524	58.6%	10,424,114	55.5%	9,744,246	53.3%	9,730,262	55.9%
Due after five years through ten years	4,185,053	23.2%	4,054,083	21.8%	4,901,382	26.1%	4,861,677	26.6%	4,342,055	25.0%
Due after 10 years	452,460	2.5%	510,405	2.7%	544,104	2.9%	602,120	3.3%	467,099	2.7%
	14,953,057	83.0%	15,854,038	85.1%	16,197,499	86.3%	15,522,286	84.8%	14,889,936	85.6%
Mortgage-backed securities	374,565	2.1%	558,584	3.0%	616,619	3.3%	703,393	3.8%	593,799	3.4%
Commercial mortgage-backed securities	267,574	1.5%	256,598	1.4%	390,990	2.1%	375,510	2.1%	396,813	2.3%
Asset-backed securities	2,426,917	13.5%	1,958,152	10.5%	1,566,188	8.3%	1,693,291	9.3%	1,511,117	8.7%
Total fixed maturities, at fair value	$18,022,113	100.0%	$18,627,372	100.0%	$18,771,296	100.0%	$18,294,480	100.0%	$17,391,665	100.0%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector (1):

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2021		2021		2020		2020		2020
Sector:
Industrials	$3,873,768	52.5%	$4,744,615	57.6%	$4,940,996	61.5%	$5,303,089	65.2%	$4,650,615	63.6%
Financials	2,974,254	40.3%	2,868,957	34.8%	2,432,719	30.3%	2,156,871	26.5%	2,164,859	29.6%
Utilities	474,845	6.4%	521,551	6.3%	584,869	7.3%	562,939	6.9%	409,778	5.6%
Covered bonds	3,022	0.0%	2,029	0.0%	2,013	0.0%	2,072	0.0%	1,974	0.0%
All other (2)	49,461	0.7%	96,619	1.2%	79,148	1.0%	112,611	1.4%	82,190	1.1%
Total	$7,375,350	100.0%	$8,233,771	100.0%	$8,039,745	100.0%	$8,137,582	100.0%	$7,309,416	100.0%

Credit quality distribution (3):
AAA	$141,983	1.9%	$151,195	1.8%	$220,584	2.7%	$291,154	3.6%	$76,923	1.1%
AA	890,624	12.1%	961,880	11.7%	995,742	12.4%	1,068,945	13.1%	894,495	12.2%
A	2,742,121	37.2%	3,431,522	41.7%	3,313,349	41.2%	3,478,591	42.7%	3,834,480	52.5%
BBB	2,687,944	36.4%	2,684,300	32.6%	2,574,823	32.0%	2,427,829	29.8%	1,773,620	24.3%
BB	499,327	6.8%	582,086	7.1%	540,397	6.7%	478,445	5.9%	388,112	5.3%
B	311,611	4.2%	312,362	3.8%	258,035	3.2%	224,644	2.8%	205,342	2.8%
Lower than B	31,600	0.4%	33,667	0.4%	30,625	0.4%	30,423	0.4%	27,865	0.4%
Not rated	70,140	1.0%	76,759	0.9%	106,190	1.3%	137,551	1.7%	108,579	1.5%
Total	$7,375,350	100.0%	$8,233,771	100.0%	$8,039,745	100.0%	$8,137,582	100.0%	$7,309,416	100.0%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at June 30, 2021 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
Bank of America Corporation	$373,742	5.1%	1.4%	A-/A2
JPMorgan Chase & Co.	372,381	5.0%	1.4%	A-/A2
Citigroup Inc.	288,574	3.9%	1.1%	BBB+/A3
Morgan Stanley	253,549	3.4%	0.9%	BBB+/A1
Wells Fargo & Company	247,222	3.4%	0.9%	BBB+/A2
The Goldman Sachs Group, Inc.	185,647	2.5%	0.7%	BBB+/A2
Nestlé S.A.	129,191	1.8%	0.5%	AA-/Aa3
Amazon.com, Inc.	118,047	1.6%	0.4%	AA/A1
Nippon Telegraph and Telephone Corporation	95,958	1.3%	0.4%	A/A1
AT&T Inc.	92,795	1.3%	0.3%	BBB/Baa2
Total	$2,157,106	29.2%	7.9%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities at June 30, 2021 (1):

(U.S. Dollars in thousands)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential mortgage-backed securities	$336,784	$14,367	$294	$—	$55	$23,065	$374,565
Commercial mortgage-backed securities	28,917	183,754	2,840	16,231	10,830	25,002	267,574
Asset-backed securities	—	1,509,382	198,570	390,602	107,899	220,464	2,426,917
Total	$365,701	$1,707,503	$201,704	$406,833	$118,784	$268,531	$3,069,056

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, and transaction costs and other, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions and Watford’s non-recurring listing expenses. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other from the calculation of after-tax operating income or loss available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
In addition, the Company’s presentation includes the use of information prepared on a ‘core’ basis, which excludes amounts related to the ‘other’ segment (i.e., results of Watford). Information provided on a ‘core’ basis are non-GAAP financial measures as defined in Regulation G. Pursuant to generally accepted accounting principles, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford. As such, the Company consolidates the results of Watford in its consolidated financial statements, although it only owns approximately 10% of Watford’s outstanding common equity. Watford has its own management and board of directors that is responsible for its own results and profitability. In addition, the Company does not guarantee or provide credit support for Watford. Because Watford is an independent company, the assets of Watford can be used only to settle obligations of Watford and Watford is solely responsible for its own liabilities and commitments. The Company’s financial exposure to Watford is limited to its investment in Watford’s senior notes, common and preferred shares and counterparty credit risk (mitigated by collateral) arising from the reinsurance transactions. The Company believes that presenting information on a ‘core’ basis enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate (non-underwriting) segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis, in accordance with Regulation G, is shown on pages 10 to 13.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s ownership of Watford’s outstanding common equity:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
Net income available to Arch common shareholders	$663,820	$427,753	$533,141	$408,636	$288,418	$1,091,573	$422,132
Net realized (gains) losses	(167,438)	(105,551)	(297,801)	(219,726)	(406,645)	(272,989)	(297,281)
Equity in net (income) loss of investment funds accounted for using the equity method	(122,186)	(71,686)	(89,286)	(126,735)	65,119	(193,872)	69,328
Net foreign exchange (gains) losses	17,888	(21,332)	63,588	39,462	42,032	(3,444)	(22,459)
Transaction costs and other	(1,421)	1,274	4,718	1,674	977	(147)	3,572
Income tax expense (benefit) (1)	16,553	9,311	16,057	17,010	26,713	25,864	31,078
After-tax operating income available to Arch common shareholders	$407,216	$239,769	$230,417	$120,321	$16,614	$646,985	$206,370

Diluted per common share results:
Net income available to Arch common shareholders	$1.63	$1.05	$1.30	$1.00	$0.71	$2.68	$1.03
Net realized (gains) losses	(0.41)	(0.25)	(0.72)	(0.54)	(1.00)	(0.66)	(0.72)
Equity in net (income) loss of investment funds accounted for using the equity method	(0.30)	(0.18)	(0.22)	(0.31)	0.16	(0.48)	0.17
Net foreign exchange (gains) losses	0.04	(0.05)	0.15	0.10	0.10	(0.01)	(0.06)
Transaction costs and other	0.00	0.00	0.01	0.00	0.00	0.00	0.01
Income tax expense (benefit) (1)	0.04	0.02	0.04	0.04	0.07	0.06	0.07
After-tax operating income available to Arch common shareholders	$1.00	$0.59	$0.56	$0.29	$0.04	$1.59	$0.50

Weighted average common shares and common share equivalents outstanding - diluted	406,485,994	409,223,253	410,281,852	409,194,657	408,119,681	407,687,680	411,005,591

Beginning common shareholders’ equity	$12,316,472	$12,325,886	$11,671,997	$11,211,825	$10,587,244	$12,325,886	$10,717,371
Ending common shareholders’ equity	12,706,072	12,316,472	12,325,886	11,671,997	11,211,825	12,706,072	11,211,825
Average common shareholders’ equity	$12,511,272	$12,321,179	$11,998,942	$11,441,911	$10,899,535	$12,515,979	$10,964,598

Annualized return on average common equity	21.2%	13.9%	17.8%	14.3%	10.6%	17.4%	7.7%
Annualized operating return on average common equity	13.0%	7.8%	7.7%	4.2%	0.6%	10.3%	3.8%

(1)Income tax expense on net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
Arch Operating Income Components (1):
Income (loss) before income taxes and income (loss) from operating affiliates	$697,799	$397,244	$560,146	$432,896	$305,647	$1,095,043	$503,084
Net realized (gains) losses	(163,394)	(101,336)	(289,817)	(210,984)	(385,089)	(264,730)	(312,980)
Equity in net (income) loss of investment funds accounted for using the equity method	(122,186)	(71,686)	(89,286)	(126,735)	65,119	(193,872)	69,328
Net foreign exchange (gains) losses	17,892	(21,505)	62,349	38,681	42,438	(3,613)	(20,869)
Transaction costs and other	(2,018)	1,390	3,086	792	43	(628)	2,581
Income (loss) from operating affiliates	24,476	75,457	10,504	919	(3,173)	99,933	5,343
Pre-tax operating income	452,569	279,564	256,982	135,569	24,985	732,133	246,487
Arch share of ‘other’ segment operating income (loss) (2)	733	198	1,526	1,792	1,798	931	4,035
Pre-tax operating income available to Arch (b)	453,302	279,762	258,508	137,361	26,783	733,064	250,522
Income tax expense (a)	(34,420)	(29,590)	(17,688)	(6,637)	234	(64,010)	(23,346)
After-tax operating income available to Arch	418,882	250,172	240,820	130,724	27,017	669,054	227,176
Preferred dividends	(11,666)	(10,403)	(10,403)	(10,403)	(10,403)	(22,069)	(20,806)
After-tax operating income available to Arch common shareholders	$407,216	$239,769	$230,417	$120,321	$16,614	$646,985	$206,370

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	7.6%	10.6%	6.8%	4.8%	(0.9)%	8.7%	9.3%

(1)    Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income (loss) is as follows:

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
Balances in ‘other’ segment:
Underwriting income (loss)	$(8,866)	$(13,079)	$(8,555)	$(8,273)	$(9,129)	$(21,945)	$(15,139)
Net investment income	22,183	20,127	26,466	28,655	30,454	42,310	62,579
Interest expense	(4,261)	(4,149)	(4,804)	(5,119)	(6,009)	(8,410)	(13,319)
Amortization of intangible assets	(898)	—	—	—	—	(898)	—
Preferred dividends	(981)	(972)	(992)	(993)	(1,036)	(1,953)	(2,132)
Pre-tax operating income (loss) available to common shareholders	7,177	1,927	12,115	14,270	14,280	9,104	31,989
Arch ownership	10%	10%	13%	13%	13%	10%	13%
Arch share of ‘Other’ segment operating income (loss) (3)	$733	$198	$1,526	$1,792	$1,798	$931	$4,035

(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

32

Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Debt:
Arch Capital senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000
Arch-U.S. senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (3)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (3)	450,000	450,000	450,000	450,000	450,000
Arch Capital senior notes, due June 30, 2050 ($1,000,000 principal, 3.635%)	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Deferred debt costs on senior notes	(26,097)	(26,340)	(26,577)	(26,811)	(26,820)
Revolving credit agreement borrowings, due October 26, 2021 (variable)	—	—	—	—	—
Total debt	$2,723,903	$2,723,660	$2,723,423	$2,723,189	$2,723,180

Shareholders’ equity available to Arch:
Series E non-cumulative preferred shares (5.25%)	450,000	450,000	450,000	450,000	450,000
Series F non-cumulative preferred shares (5.45%)	330,000	330,000	330,000	330,000	330,000
Series G non-cumulative preferred shares (4.55%)	500,000	—	—	—	—
Common shareholders’ equity (a)	12,706,072	12,316,472	12,325,886	11,671,997	11,211,825
Total shareholders’ equity available to Arch	$13,986,072	$13,096,472	$13,105,886	$12,451,997	$11,991,825

Total capital available to Arch	$16,709,975	$15,820,132	$15,829,309	$15,175,186	$14,715,005

Common shares outstanding, net of treasury shares (b)	396,771,251	403,313,377	406,720,642	406,018,958	405,970,251

Book value per common share (4) (a)/(b)	$32.02	$30.54	$30.31	$28.75	$27.62

Leverage ratios:
Senior notes/total capital available to Arch	16.3%	17.2%	17.2%	17.9%	18.5%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	16.3%	17.2%	17.2%	17.9%	18.5%
Preferred/total capital available to Arch	7.7%	4.9%	4.9%	5.1%	5.3%
Debt and preferred/total capital available to Arch	24.0%	22.1%	22.1%	23.1%	23.8%
(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch Capital, and fully and unconditionally guaranteed by Arch Capital.
(3)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch Capital.
(4)    Excludes the effects of stock options, restricted and performance stock units outstanding.
The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended					Cumulative
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021
Effect of share repurchases:
Aggregate cost of shares repurchased	$306,049	$179,266	$7,986	$—	$—	$4,537,081
Shares repurchased	7,805,455	5,308,319	250,714	—	—	402,305,856
Average price per share repurchased	$39.21	$33.77	$31.85	$—	$—	$11.28

Remaining share repurchase authorization (1)						$431,213
 (1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2021.

33